Eaton Vance International Equity Fund

A mutual fund investing in a diversified portfolio of foreign equity securities

Prospectus Dated May 30, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Information in this prospectus
	Page		Page

Fund Summary	2	Sales Charges	9
Investment Objective & Principal Policies and Risks	4	Redeeming Shares	11
Management and Organization	5	Shareholder Account Features	12
Valuing Shares	6	Tax Information	14
Purchasing Shares	6

This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

Fund Summary

Investment Objective and Principal Strategies. The Fund’s investment objective is to achieve total return for its shareholders. The Fund invests in a diversified portfolio of foreign equity securities. The Fund invests primarily in common stocks of companies domiciled in countries represented in the Morgan Stanley Capital International Europe, Australasia, Far East (“EAFE”) Index. The EAFE Index is an unmanaged index of approximately 1,000 companies located in twenty countries. The Fund will invest at least 80% of its net assets in equity securities.

The Fund may engage in derivative transactions (such as ^options, ^futures contracts and options thereon, ^forward currency exchange contracts, covered short ^sales, equity swaps and ^equity collars) to protect against price declines, to enhance returns or as a substitute for purchasing or selling securities. The Fund may also engage in securities lending.

Principal Risk Factors. The Fund’s shares are sensitive to stock market volatility. If there is a general decline in the value of publicly-traded stocks, the value of the Fund’s shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels. The Fund seeks to minimize stock-specific risk by diversifying its holdings among many companies and industries.

Because the Fund invests in foreign securities, the value of Fund shares may be affected by changes in currency exchange rates and other developments abroad. The use of derivative transactions is subject to certain limitations and may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty, or unexpected price or market movements.

The Fund is not a complete investment program and you may lose money by investing. Shareholders should invest for the long-term. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance Information. As of the date of this prospectus, the Fund has not begun operations so there is no performance history.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the
lower of net asset value at time of purchase or redemption)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed)*	1.00%	None	1.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund and Portfolio assets)	Class A	Class C	Class I

Management Fees	1.00%	1.00%	1.00%
	^
Distribution and Service (12b-1) Fees	0.25%	1.00%	n/a
Other Expenses**	0.64%	0.64%	0.64%
Total Annual Fund Operating Expenses	1.^89%	2.64%	1.64%

*	For Class A and Class I shares redeemed or exchanged within 90 days of the settlement of purchase.
**	Other Expenses are estimated^.^

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Class A shares	$^756*	$1,^135
Class C shares	$367	$ 820
Class I shares	$167*	$ 517

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years

Class A shares	$^756	$1,^135
Class C shares	$^267	$ 820
Class I shares	$167	$ 517

* Due to the redemption fee, the cost of investing in Class A and Class I shares for one year would be $100 higher for shares redeemed or exchanged within 90 days of the settlement of the purchase.

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Investment Objective & Principal Policies and Risks

The Fund’s investment objective is to achieve total return for its shareholders. The Fund invests in a diversified portfolio of foreign equity securities. The Fund seeks to meet its objective by investing in International Equity Portfolio (the “Portfolio”), a separate open-end investment company that has the same objective and policies as the Fund. The Fund’s objective and policies may be changed by the Trustees without shareholder approval. The Trustees have no present intention to make a change and intend to submit any material change in the objectives to shareholders for approval.

The Portfolio will normally invest at least 80% of its net assets in foreign equity securities (the “80% policy”). This policy will not be changed unless Fund shareholders are given 60 days’ advance notice of the change. For purposes of the 80% policy, net assets include any borrowings for investment purposes. The portfolio manager expects to invest primarily in companies domiciled in countries represented in the EAFE Index. The Portfolio seeks to outperform the EAFE Index. The Portfolio maintains investments in not less than five different countries and less than 25% of its total assets will be invested in any one industry.

The portfolio manager uses fundamental research in managing the Portfolio^, utilizing information provided by, and the expertise of, the investment adviser’s research staff in making investment decisions. In selecting companies for investment, the investment adviser may consider overall growth prospects, financial condition, competitive position, technology, marketing expertise, profit margins, return on investment, capital resources, management and other factors. The Portfolio generally acquires securities with the expectation of holding them for the long-term.

The Portfolio may invest without limit in foreign securities, some of which may be located in emerging market countries. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. These risks can be more significant for securities traded in less developed, emerging market countries. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund’s net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. As an alternative to holding foreign-traded securities, the Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts which evidence ownership in underlying foreign securities). Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including political and economic risks. The Portfolio may buy and sell foreign currency forward contracts to hedge its foreign currency exposures, but there is no current intention to do so. Investing in foreign securities may subject the Fund to foreign tax withholding.

The Portfolio at times may engage in derivative transactions (such as options, futures contracts and options thereon, forward currency exchange contracts, covered short ^sales, equity swaps and equity ^collars) to protect against stock price, interest rate or currency rate declines (“hedging”), to enhance returns, or as a substitute for the purchase or sale of securities or currencies. The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. The built-in leverage inherent to many derivative instruments can result in losses that substantially exceed the initial amount paid or received by the Portfolio. Equity swaps are private contracts in which there is a risk of loss in the event of a counterparty’s default. In a covered short sale, the Portfolio may be forced to deliver stock to close a position.

The Portfolio may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Portfolio illiquidity if eligible buyers become uninterested in purchasing them.

The Portfolio may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans only will be made to firms that have been approved by the investment adviser. The investment adviser or the securities lending agent will periodically monitor the financial condition of such

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organizations while any loans are outstanding. In addition, loans will only be made when the investment adviser believes the expected returns, net of expenses, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The Portfolio may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law.

The Portfolio may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Portfolio may not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, the Portfolio may temporarily invest up to 100% of its assets in cash or cash equivalents, which may be inconsistent with the Fund’s investment objective. The Portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the Statement of Additional Information. While at times the Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

Management and Organization

Management. The Portfolio’s investment adviser is Boston Management and Research (“BMR”), a subsidiary of Eaton Vance Management (“Eaton Vance”), with offices at The Eaton Vance Building, 255 State Street, Boston, MA 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $115 billion on behalf of mutual funds, institutional clients and individuals.

Under the Portfolio’s investment advisory agreement, BMR receives a monthly advisory fee equal to 1.00% annually of the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced. Pursuant to an investment sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Eagle Global Advisors, L.L.C. (“Eagle”), a registered investment adviser. BMR pays Eagle a portion of the advisory fee for sub-advisory services provided to the Portfolio.

Edward R. Allen, III and Thomas N. Hunt, III have served as the portfolio managers of the Portfolio since commencement of operations. Messrs. Allen and Hunt are each partners at Eagle and have been employed by Eagle for more than five years.

The Fund’s ^shareholder report will provide information regarding the basis for the Trustees’ approval of the Portfolio’s investment advisory and investment sub-advisory agreement.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund’s transfer agent from the fees the transfer agent receives from the Eaton Vance funds.

Organization. The Fund is a series of Eaton Vance Mutual Funds Trust (the "Trust"), a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval). As an investor in the Portfolio, the Fund may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, ^the Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from a Portfolio at any time without shareholder approval.

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Valuing Shares

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A shares), which is derived from the value of Portfolio holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the investment dealer’s responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments^. The investment adviser has delegated daily valuation of the Portfolio to the sub-adviser. Pursuant to the procedures, exchange-listed securities normally are valued at closing sale prices. The ^sub-adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, including if events occur after the close of a foreign securities market and before the Portfolio values its assets that would materially affect net asset value. In addition, for foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the securities held by the Portfolio. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares Class A and Class C Shares

You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000.

After your initial investment, additional investments ^may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address)^. Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including ^tax-deferred retirement and other pension plans and proprietary fee-based programs sponsored by broker-dealers) and for persons affiliated with Eaton Vance and certain Fund service ^providers (as described in the Statement of Additional Information).

Purchase orders will be executed at the net asset value next determined after their receipt by the Fund. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day’s net asset value. If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

Class I Shares

Class I shares are offered to clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, endowments and pension plans (including tax-deferred retirement plans and profit sharing plans). Class I shares are also offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain fund service providers. Your initial investment must be at least $250,000. Subsequent investments of any amount may be made at any time. The minimum initial investment is waived for persons affiliated with Eaton Vance, its affiliates and certain Fund service ^providers (as described in the Statement of Additional Information), and for individual accounts of a financial intermediary that charges a fee for its services, provided the aggregate value of such accounts is at least $250,000.

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Class I shares may be purchased through an investment dealer or by requesting your bank to transmit immediately available funds (Federal Funds) by wire to the address set forth below. To make an initial investment by wire, you must first telephone the Fund Order Department at 1-800-225-6265 (extension 7604) to advise of your action and to be assigned an account number. Failure to call will delay the order. An account application form must be promptly forwarded to the transfer agent. You may request a current account application by calling 1-800-262-1122. Additional investments may be made at any time through the same wire procedure. The Fund Order Department must be advised by telephone of each transmission. Wire funds to:

Mellon Trust of New England N.A. ABA #011001234 Account #080411 Further Credit: Eaton Vance International Equity Fund - Class I Shares - Fund #86 A/C # [Insert your account number]

Purchase orders will be executed at the net asset value next determined after their receipt by the Fund. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day’s net asset value. If you purchase shares through an investment dealer, that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

Restrictions on Excessive Trading and Market Timing. The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

Because the Portfolio invests its assets in foreign securities, it may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain securities that may be held by the Portfolio, such as restricted securities) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”). The ^sub-adviser is authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”). The use of fair value pricing, the redemption fee applicable to Class A shares and Class I shares, and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price or time zone arbitrage to the detriment of the Fund.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders. No Eaton Vance fund has any arrangement to permit market timing.

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The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund. Such policy may be more or less restrictive than the Fund’s policy. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. The Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

  how long you expect to own your shares;
  how much you intend to invest;
  the sales charge and total operating expenses associated with owning each class; and
  whether you qualify for a reduction or waiver of any applicable sales charges (see “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below).

Each investor’s considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Fund.

Class A shares are offered at net asset value plus a front-end sales charge of up to 5.75% . This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Purchases of Class A shares are subject to a 1% redemption fee if redeemed within 90 days of settlement of purchase. Class A shares pay distribution and service fees equal to 0.25% annually of average daily net assets. Returns on Class A shares are generally higher than returns on Class C shares because Class A has lower annual expenses than Class C.

Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See “CDSC Waivers” under “Sales Charges” below. Class C shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all ^Eaton Vance fund shares held within the purchasing shareholder’s account) is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more, or who, after a purchase of ^shares, would own shares of Eaton Vance funds with a current market value of $1,000,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

Class I shares are offered to clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, endowments and pension plans (including tax-deferred retirement plans and profit sharing plans). Class I shares are also offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain fund service providers. Purchases of Class I shares are subject to a 1% redemption fee if redeemed within 90 days of settlement of purchase Class I shares do not pay distribution or service fees. Returns on Class I shares generally are higher than returns on other classes because Class I has lower annual expenses.

Payments to Investment Dealers. In connection with sales of Fund shares, an investment dealer may receive sales charges and Fund distribution and ^service fees as described below. Sales charges, distribution fees and ^service fees paid to investment dealers vary by share class. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in ^specialized selling programs. Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales,

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assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain “street name” or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the funds. As used in this prospectus, the term “investment dealer” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Sales Charges

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

	Sales Charge*	Sales Charge*	Dealer Commission
	as Percentage of	as Percentage of Net	as a Percentage of
Amount of Purchase	Offering Price	Amount Invested	Offering Price

Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	0.00**	0.00**	See Below

*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
**	No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

The principal underwriter will pay an upfront commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% for any amounts of $5 million or more. Purchases totalling $1 million or more will be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers a fee monthly in arrears based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 12 months after the investment is made.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

Reducing or Eliminating Class A Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including retirement accounts) or omnibus or “street name” accounts. In addition, shares purchased and/or owned in an employer-sponsored retirement plan (including SEP, SARSEP and SIMPLE IRA plans) may be

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combined for purposes of the right of accumulation for the plan and its participants. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation (other than those included in employer-sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who charge an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, endowments and pension plans (including tax-deferred retirement plans and profit sharing plans). Class A shares also are offered at net asset value to investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and certain fund service ^providers as described in the Statement of Additional Information. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See “Shareholder Account Features” for details^. ^

Contingent Deferred Sales Charge. Class A and Class C shares are subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund but will be subject to a 1.00% redemption fee if they are redeemed or exchanged within 90 days of settlement of the purchase. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase.

^

The sales commission payable to investment dealers in connection with sales of Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”) and, for Class C shares, in connection with certain redemptions from tax-deferred retirement plans. The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Distribution and Service Fees. Class A and Class C shares have in effect a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of shares (so-called “12b-1 fees”^) and service fees for personal and/or shareholder account services. Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class C shares (except exchange transactions and reinvestments) in an amount equal to 1% of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees. ^Class C shares also pay service fees to the principal underwriter ^equal to 0.25% of average daily net assets annually. Class A shares pay distribution and service fees equal to 0.25% of average daily net assets annually. After the sale of shares, the principal underwriter receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers for shareholder servicing performed by such investment dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

10

Redeeming Shares

You can redeem shares in any of the following ways:

By Mail	Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and a signature guarantee may also be required. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone	You can redeem up to $100,000 per account (which may include shares of one or more Eaton Vance funds) per day by calling ^1-800-262-1122 Monday through
Friday, 8:00 a.m. to 7:00 p.m. (eastern time). Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares subject to fiduciary arrangements cannot be redeemed by telephone.

By Wire (For Class I Shares only)	If you have given complete written authorization in advance you may request that redemption proceeds be wired directly to your bank account. The bank designated may be any bank in the United States. The redemption request may be made by calling ^1-800-262-1122 or by sending a signature guaranteed letter of instruction to the transfer agent (see back cover for address). You may be required to pay the costs of redeeming by wire; however, no costs are currently charged. The Fund may suspend or terminate this expedited payment procedure upon at least 30 days notice.

Through an Investment Dealer	Your investment dealer is responsible for transmitting the order promptly. An investment dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier’s check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

Class A and Class I shares of the Fund are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase. All redemption fees will be paid to the Fund. Redemptions of shares held by ^tax-deferred retirement plans, in proprietary fee-based programs sponsored by broker-dealers, or by Eaton Vance, its affiliated entities and accounts in which Eaton Vance or such an affiliate have a beneficial interest, as well as the redemption of shares acquired as the result of reinvesting distributions, are not subject to the redemption fee.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

11

Shareholder Account Features

Once you purchase shares, the transfer agent establishes ^an account for you. ^

Distributions. You may have your Fund distributions paid in one of the following ways:

* Full Reinvest Option	Dividends and capital gains are reinvested in additional shares. This option will be assigned if you do not specify an option.
* Partial Reinvest Option	Dividends are paid in cash and capital gains are reinvested in additional shares.
* Cash Option	Dividends and capital gains are paid in cash.
* Exchange Option	Class A and Class C dividends and/or capital gains are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund’s prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Fund. From time to time, you may be mailed the following:

* Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
* Periodic account statements, showing recent activity and total share balance.
* Form 1099 and tax information needed to prepare your income tax returns.
* Proxy materials, in the event a shareholder vote is required.
* Special notices about significant events affecting your Fund.

The Fund will file with the Securities and Exchange Commission (“SEC”) a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. The Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov). The most recent fiscal and calendar quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of the most recent calendar quarter end on the Eaton Vance website approximately ten business days after the calendar quarter end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Withdrawal Plan. ^You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance^. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases. Because redemptions of Class A shares and Class I shares within 90 days of settlement of purchase are subject to a 1% redemption fee (including shares held in individual retirement accounts), shareholders should not make withdrawals pursuant to a Withdrawal Plan during that period.

Tax-Deferred Retirement Plans. Fund shares are available for purchase in connection with certain tax-deferred retirement plans. Call 1-800-262-1122 for information. Distributions will be invested in additional shares for all tax-deferred retirement plans.

12

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund or, in the case of Class C shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value (subject to any applicable redemption fee). If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days’ notice of any material change to the privilege. This privilege may not be used for “market timing”. If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under “Purchasing Shares”, the exchange privilege may be terminated for market timing accounts or for other reasons.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund you redeem ^from, provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, ^your purchase will be ^at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are ^recorded.

“Street Name” Accounts. If your shares are held in a “street name” account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. ^If you transfer ^shares in a “street name” account to an account with another investment dealer or to an account directly with the ^Fund, you ^should obtain historical information about your shares prior to the transfer. ^

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver’s license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person’s account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

13

Tax Information

The Fund intends to pay dividends annually and to distribute any net realized capital gains annually. Distributions of investment income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. Distributions are expected to be taxable primarily as long-term capital gains. Taxes on distributions of capital gains are determined by how long the ^Portfolio owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. ^Different classes generally will ^distribute different amounts. The Fund’s distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares^.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Investors who purchase shares at a time when the Fund’s net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

The Fund intends to file an election each year which would require Fund shareholders to include in gross income their pro rata share of qualified foreign income taxes paid by the Fund (even though such amounts are not received by the shareholders) and could allow Fund shareholders, provided certain requirements are met, to use their pro rata portion of such foreign income taxes as a foreign tax credit against their federal income taxes or, alternatively, for shareholders who itemize their tax deductions, to deduct their portion of the Fund’s foreign taxes paid in computing their taxable federal income.

Shareholders should consult with their advisers concerning the applicability of federal, state, local and other taxes to an investment.

14

More Information

About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolio investments will be available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the past fiscal year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance’s website at www.eatonvance.com or by contacting the principal underwriter:

Eaton Vance Distributors, Inc. The Eaton Vance Building 255 State Street Boston, MA 02109 1-800-225-6265 website: www.eatonvance.com

You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

About Shareholder Accounts: You can obtain more information from Eaton Vance Shareholder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:

PFPC Inc. P.O. Box 9653 Providence, RI 02940-9653 1-800-262-1122

The Fund’s SEC File No. is 811-4015.		IEFP
2632-5/06	© 2006 Eaton Vance Management

STATEMENT OF ADDITIONAL INFORMATION May 30, 2006

Eaton Vance International Equity Fund

The Eaton Vance Building 255 State Street Boston, Massachusetts 02109 1-800-262-1122

This Statement of Additional Information (“SAI”) provides general information about the Fund and the Portfolio. The Fund and Portfolio are diversified, open-end management investment companies. The Fund is a series of Eaton Vance Mutual Funds Trust (the “Trust”). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:

	Page		Page
Strategies and Risks	2	Purchasing and Redeeming Shares	16 ^
Investment Restrictions	^ 5	Sales Charges	17
Management and Organization	^ 6	Performance	19
Investment Advisory and Administrative Services	^ 12	Taxes	21 ^
Other Service Providers	15	Portfolio Securities Transactions	^ 24
Calculation of Net Asset Value	15 ^	Financial Statements	^26
Appendix A: Class A Fees, Performance and Ownership	^29	Appendix D: Eaton Vance Funds Proxy Voting Policy and Procedures	^32
Appendix B: Class C Fees, Performance and Ownership	^30	Appendix E: Investment Sub-Adviser Proxy Voting Procedures	^34
Appendix C: Class I Fees, Performance and Ownership	^31

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Fund’s prospectus dated May 30, 2006, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-225-6265.

© 2006 Eaton Vance Management

The following defined terms may be used herein: “SEC” for the Securities and Exchange Commission; “CFTC” for the Commodities Futures Trading Commission; “Code” for the Internal Revenue Code of 1986, as amended; “1940 Act” for the Investment Company Act of 1940, as amended; and “NASD” for the National Association of Securities Dealers, Inc.

STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

Equity Investments. Equity securities eligible for purchase include common and preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign investors in markets that restrict ownership by foreign investors to certain classes of equity securities; convertible preferred stocks; debt securities (limited to securities convertible into common stocks); warrants and other convertible instruments.

Foreign Investments. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) may be purchased. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. ^markets, exchange risk. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

Foreign Currency Transactions. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the investment adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Derivative Instruments. Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of futures contracts on indicies and options on stock index futures, the purchase of put options and the sale of call options on securities held, equity swaps, equity collars and the purchase and sale of currency futures and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments the Portfolio holds. The Portfolio’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio’s assets.

Over-the-counter (“OTC”) derivative instruments, equity swaps and forward sales of stocks involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The Portfolio has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration as a CPO. The use of derivatives are highly specialized activities that involve skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the investment adviser’s use of derivative instruments will be advantageous to the Portfolio. The Portfolio will engage in transactions in futures contracts and regulated options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes.

Foreign exchange traded futures contracts and options thereon may be used only if the investment adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

A put option on a security may be written only if the investment adviser intends to acquire the security. Credit exposure on equity swaps to any one counterparty will be limited to 5% or less of net assets. Call options written on securities will be covered by ownership of the securities subject to the call option or an offsetting option.

Asset Coverage. To the extent required by SEC guidelines, the Portfolio will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting (“covered”) position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

Other Investment Companies. The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies unaffiliated with the investment adviser that have the characteristics of closed-end investment companies. The Portfolio will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fees paid by the Portfolio. The value of closed-end investment company securities, which are usually traded on an exchange, is affected by demand for the securities themselves, independent of the demand for the underlying portfolio assets, and, accordingly, such securities can trade at a discount from their net asset values.

Short Sales. The Portfolio may sell individual securities short if it owns at least an equal amount of the security sold short or has at the time of sale a right to obtain securities equivalent in kind and amount to the securities sold and provided that, if such right is conditional, the sale is made upon the same conditions (a covered short sale). The Portfolio may sell short securities representing an index or basket of securities whose constituents the Portfolio holds in whole or in part. A short sale of an index or basket of securities will be a covered short sale if the underlying index or basket of securities is the same or substantially identical to securities held by the Portfolio.

The seller of a short position generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale. The exposure to loss on covered short sales (to the extent the value of the security sold short rises instead of falls) is offset by the increase in the value of the underlying security or securities retained. The profit or loss on a covered short sale is also affected by the borrowing cost of any securities borrowed in connection with the short sale (which will vary with market conditions) and use of the proceeds of the short sale. The Portfolio expects normally to close its covered short sales by delivering newly-acquired stock.

Exposure to loss on an index or a basket of securities sold short will not be offset by gains on other securities holdings to the extent that the constituent securities of the index or a basket of securities sold short are not held by the Portfolio. Such losses may be substantial.

Securities Lending. As described in the prospectus, the Portfolio may seek to earn income by lending portfolio securities to broker-dealers and other institutional investors. Cash collateral received by the Portfolio in respect of loaned securities is invested in Eaton Vance Cash Collateral Fund, LLC (“Cash Collateral Fund”), a privately offered investment company holding high quality, U.S dollar denominated money market instruments. As compensation for its services as manager, Eaton Vance is paid a fee at a rate of 0.08% annually of the average daily net assets of Cash Collateral Fund. Eaton Vance pays all of Cash Collateral Fund’s custody, audit and other ordinary operating expenses, excluding extraordinary, non-recurring items such as expenses incurred in connection with litigation, proceedings, claims and reorganization expenses. Payments to Eaton Vance for managing Cash Collateral Fund are in addition to the investment advisory fee paid by the Portfolio to BMR.

Temporary Investments. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

^

Portfolio Turnover. The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally be less than 100%. Securities transactions increase the Portfolio’s trading costs and recognition of taxable gain.

Diversified Status. The Fund and Portfolio are a “diversified” investment company under the 1940 Act. This means that with respect to 75% of its total assets (1) it may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) it may not own more than 10% of the outstanding voting securities of any one issuer. With respect to no more than 25% of its total assets, investments are not subject to the foregoing restrictions.

INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

(1)	Borrow money or issue senior securities except as permitted by the 1940 Act;

(2)	Purchase any securities or evidences of interest therein on “margin,“ that is to say in a transaction in which it has borrowed all or a portion of the purchase price and pledged the purchased securities or evidences of interest therein as collateral for the amount so borrowed;

(3)	Engage in the underwriting of securities;

(4)	Buy or sell real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), commodities or commodity contracts for the purchase or sale of physical commodities;

(5)	Make loans to other persons, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, (c) lending portfolio securities and (d) lending cash consistent with applicable law;

(6)	With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of anyone issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies; or

(7)	Concentrate its investments in any particular industry, but, if deemed appropriate for the Fund's objective, up to (but less than) 25% of the value of its assets may be invested in any one industry.

In connection with Restriction (1) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company’s total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money, except for the limited purposes described in the prospectus.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a “majority of the outstanding voting securities” of the Portfolio.

The following nonfundamental investment policies have been adopted by the Fund and Portfolio. A nonfundamental investment policy may be changed by the Trustees with respect to the Fund without approval by the Fund’s shareholders or, with respect to the Portfolio, without approval of the Fund or its other investors. The Fund and Portfolio will not:

  make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or
  invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by the Fund and Portfolio of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel the Fund and Portfolio to dispose of such security or other asset. However, the Fund and Portfolio must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees of the Portfolio are responsible for the overall management and supervision of the affairs of the Portfolio. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of the Fund (see "Principal Underwriter" under "Other Service Providers"). Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

Number of Portfolios in Fund Complex Overseen By Trustee(1)
	Position(s) with the Trust/Portfolio	Term of Office and Length of Service
Name and Date of Birth			Principal Occupation(s) During Past Five Years		Other Directorships Held
Interested Trustee
JAMES B. HAWKES 11/9/41	Trustee	Trustee of the Trust since 1991; of the Portfolio since 2006	^Chairman and Chief Executive Officer of EVC, BMR, Eaton Vance and
EV^; Director of EV; Vice President and Director of EVD. Trustee and/
or officer of ^166 registered investment companies in the Eaton Vance
Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, Eaton Vance, EVC and EV, which are affiliates of
			the Trust and Portfolio.	^166	Director of EVC

Noninterested Trustees
BENJAMIN C. ESTY 1/2/63	Trustee	Trustee of the Trust since 2005; of the Portfolio since 2006	Roy and Elizabeth Simmons Professor of Business Administration,
Harvard University Graduate School of Business Administration (since
2003). Formerly, Associate Professor, Harvard University Graduate
			School of Business Administration (2000-2003).	^166	None

SAMUEL L. HAYES, III 2/23/35	Chairman of the Board and Trustee	Trustee of the Trust since 1986; Chairman of the Board since 2005; and of the Portfolio since 2006^^	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard
University Graduate School of Business Administration. Director of
Yakima Products, Inc. (manufacturer of automotive accessories) (since
2001) and Director of Telect, Inc. (telecommunication services
			company^).	^166	Director of Tiffany & Co. (specialty retailer)

WILLIAM H. PARK 9/19/47	Trustee	Trustee of the Trust since 2003; of the Portfolio since 2006	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2005). Formerly, President and Chief Executive
Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief
Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-
			2001).	^166	None

RONALD A. PEARLMAN 7/10/40	Trustee	Trustee of the Trust since 2003; of the Portfolio since 2006	Professor of Law, Georgetown University Law ^Center. ^	^166	None

Number of Portfolios in Fund Complex Overseen By Trustee(1)
	Position(s) with the Trust/Portfolio	Term of Office and Length of Service
Name and Date of Birth			Principal Occupation(s) During Past Five Years		Other Directorships Held
NORTON H. REAMER 9/21/35	Trustee	Trustee of the Trust since 1986; of the Portfolio since 2006	President, Chief Executive Officer and a Director of Asset Management
Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn
Corporation (an investment and financial advisory services company)
(since September 2000). Formerly, Chairman and Chief Operating
Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of
Berkshire Capital Corporation (investment banking firm) (2002-
			2003). ^	^166	None

LYNN A. STOUT 9/14/57	Trustee	Trustee of the Trust since 1998; of the Portfolio since 2006	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	^166	None

RALPH F. VERNI 1/26/43	Trustee	Trustee of the Trust since 2005; of the Portfolio since 2006	^ Consultant and private investor.	^166	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

(1)Includes both master and feeder funds in a master-feeder structure.

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust/Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

THOMAS E. FAUST JR. 5/31/58	President of the Trust	Since 2002	President ^of EVC^,^ ^Eaton Vance, BMR and EV, and Director of EVC. ^ Chief Investment Officer
of EVC, Eaton Vance and BMR. ^ ^ ^Officer of ^68 registered investment companies and 5 private investment companies managed by Eaton Vance or BMR.

WILLIAM H. AHERN, JR. 7/28/59	Vice President of the Trust	Since 1995	Vice President of Eaton Vance and BMR. Officer of ^71 registered investment companies managed by Eaton Vance or BMR.

EDWARD R. ALLEN, III 7/5/60	Vice President of the Portfolio	Since 2006	Partner and Chairman of the International Investment Committee of Eagle. Officer of 3 ^registered investment ^companies managed by Eaton Vance or BMR.

CYNTHIA J. CLEMSON 3/2/63	Vice President of the Trust	Since 2005	Vice President of Eaton Vance and BMR. Officer of ^86 registered investment companies managed by Eaton Vance or BMR.

KEVIN S. DYER 2/21/75	Vice President of the Trust	Since 2005	Assistant Vice President of Eaton Vance and BMR. Officer of ^25 registered investment companies managed by Eaton Vance or BMR.

THOMAS N. HUNT, III 11/6/64	Vice President of the Portfolio	Since 2006	Partner of Eagle. Officer of ^3 registered investment ^companies managed by Eaton Vance or BMR.

AAMER KHAN 6/07/60	Vice President of the Trust	Since 2005	Vice President of Eaton Vance and ^BMR. ^Officer ^of ^29 registered investment companies managed by Eaton Vance or BMR.

^
MICHAEL R. MACH 7/15/47	Vice President of the Trust	Since 1999	Vice President of Eaton Vance and BMR. Officer of ^33 registered investment companies managed by Eaton Vance or BMR.

	Position(s) with the Trust/Portfolio	Term of Office and Length of Service
Name and Date of Birth			Principal Occupation(s) During Past Five Years
ROBERT B. MACINTOSH 1/22/57	Vice President of the Trust	Since 1998	Vice President of Eaton Vance and BMR. Officer of ^86 registered investment companies managed by Eaton Vance or BMR.

CLIFF QUISENBERRY, JR. 1/1/65	Vice President of the Trust	Since 2006	Vice President and Director of Research and Product Development of Parametric Portfolio Associates ("Parametric"). Officer of 30 registered investment companies managed by Eaton Vance or BMR.

DUNCAN W. RICHARDSON 10/26/57	Vice President of the Trust; President of the Portfolio	Vice President of the Trust since 2001; President of the Portfolio since 2006	Executive Vice President and Chief Equity Investment Officer of EVC^, Eaton Vance and BMR. Officer of ^54 registered investment companies managed by Eaton Vance or BMR.

^
WALTER A. ROW, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of Eaton Vance and BMR. Officer of ^32 registered investment companies managed by Eaton Vance or BMR.

JUDITH A. SARYAN 8/21/54	Vice President of the Trust	Since 2003	Vice President of Eaton Vance and BMR. Officer of ^35 registered investment companies managed by Eaton Vance or BMR.

SUSAN SCHIFF 3/13/61	Vice President of the Trust	Since 2002	Vice President of Eaton Vance and BMR. Officer of ^30 registered investment companies managed by Eaton Vance or BMR.

BARBARA E. CAMPBELL 6/19/57	Treasurer of the Trust	Since 2005*	Vice President of Eaton Vance and BMR. Officer of ^166 registered investment companies managed by Eaton Vance or BMR.

KRISTIN S. ANAGNOST 6/12/65	Treasurer of the Portfolio	Since 2006	Assistant Vice President of Eaton Vance and BMR. Officer of ^93 registered investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER 10/10/40	Secretary	Of the Trust since 1997; of the Portfolio since 2006	Vice President, Secretary and Chief Legal Officer of BMR, Eaton Vance, EVD, EV and EVC. Officer of ^166 registered investment companies managed by Eaton Vance or BMR.

PAUL M. O’NEIL 7/11/53	Chief Compliance Officer	Since 2004	Vice President of Eaton Vance and BMR. Officer of ^166 registered investment companies managed by Eaton Vance or BMR.

*Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The Board of Trustees of the Trust and the Portfolio have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees.

Messrs. Hayes, Esty, Park, Pearlman, Reamer, Verni and Ms. Stout are members of the Governance Committee of the Board of Trustees of the Trust and the Portfolio. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended October 31, 2005, the Governance Committee convened five times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Reamer (Chair), Hayes, Park, Verni and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Trust and the Portfolio. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee’s purposes are to (i) oversee the Fund and Portfolio’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund and Portfolio’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund and Portfolio’s compliance with legal and regulatory requirements that relate to the Fund and Portfolio’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of a Fund. During the fiscal year ended October 31, 2005, the Audit Committee convened five times.

Messrs. Hayes (Chair), Esty, Park, Pearlman and Reamer^ are currently members of the Special Committee of the Board of Trustees of the Trust and the Portfolio. The purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund and Portfolio, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund, Portfolio or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee. During the fiscal year ended October 31, 2005, the Special Committee convened eight times.

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2005. Interests in the Portfolio cannot be purchased by a Trustee. None of the Trustees own shares of the Fund ^as of December 31, 2005 since the Fund had not commenced operations.

Aggregate Dollar Range of Equity Securities Owned in All Registered Funds Overseen by Trustee in the Eaton Vance Fund Complex

Dollar Range of Equity Securities Owned in the Fund
Name of Trustee
Interested Trustee
James B. Hawkes	None	over $100,000
Noninterested Trustees
Benjamin C. Esty	None	$50,001 - $100,000
Samuel L. Hayes, III	None	over $100,000
William H. Park	None	over $100,000
Ronald A. Pearlman	None	over $100,000
Norton H. Reamer	None	over $100,000
Lynn A. Stout	None	over $100,000*
Ralph F. Verni	None	over $100,000*

* Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

As of December 31, 2005, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2004 and December 31, 2005, no noninterested Trustee (or their immediate family members) had:

1.	Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

2.	Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

3.	Any direct or indirect relationship with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2004 and December 31, 2005, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or the Portfolio or any of their immediate family members served as an officer.

Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Trustees’ Plan”). Under the Trustees’ Plan, an eligible Trustee may elect to have his or her deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees’ Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Trustees’ Plan will have a negligible effect on the Portfolio’s assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Trust nor the Portfolio has a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust and the Portfolio are paid by the Fund (and other series of the Trust) and the Portfolio, respectively. (A Trustee of the Trust and the Portfolio who is a member of the Eaton Vance organization receive no compensation from the Trust and the Portfolio.) During the fiscal year ending October 31, 2006, it is estimated that the Trustees of the Portfolio will earn the following compensation in their capacities as Trustees from the Portfolio. For the year ended December 31, 2005, the Trustees earned the following compensation in their capacities as Trustees of the Trust and of the funds in the Eaton Vance fund complex(1):

Source of Compensation	Benjamin C. Esty	Samuel L. Hayes	William H. Park	Ronald A. Pearlman	Norton H. Reamer	Lynn A. Stout	Ralph F. Verni
Trust(2)	$ 6,817	$15,870	$11,279	$11,642	$11,764	$11,906	$ 7,065
Portfolio*	1,577	2,553	1,557(3^)	1,520	1,658	1,643(4^)	1,533(5^)
Trust and Fund Complex(1)	180,000	271,248	180,000(6)	180,000	190,000	190,000(7)	180,000(8)

* Estimated

(1)	As of May 30, 2006, the Eaton Vance fund complex consists of 166 registered investment companies or series thereof. Messrs. Esty and Verni were elected as Trustees on April 29, 2005, and thus the compensation figures listed for the Trust and Fund Complex reflect amounts they would have received if they had been Trustees for the full calendar year.
(2)	The Trust consisted of 25 Funds as of ^May 30, 3006.
(3)	Includes $1,557 of deferred compensation.
(4)	Includes $456 of deferred compensation.
(5)	Includes $910 of deferred compensation.
(6)	Includes $141,806 of deferred compensation.
(7)	Includes $45,000 of deferred compensation.
(8)	Includes $60,000 of deferred compensation.

Organization

The Fund is a series of the Trust, which was organized under Massachusetts law on May 7, 1984 and is operated as an open-end management investment company. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust’s By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust’s By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust’s custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust’s Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust’s By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust’s By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust’s By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund’s business and the nature of its assets, management believes that the possibility of the Fund’s liability exceeding its assets, and therefore the shareholder’s risk of personal liability, is remote.

The Portfolio was organized as a Trust under the laws of the state of New York on on February 13, 2006 and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors’ meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio’s Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio’s custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

The Portfolio’s Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

The Fund may be required to vote on matters pertaining to the Portfolio. When required by law to do so, the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution “in kind” of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Fund may withdraw (completely redeem) all its assets from the Portfolio without shareholder approval at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund and its shareholders to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund’s assets in accordance with its investment objective. The Fund’s investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

Proxy Voting Policy. The Board of Trustees of the Trust and Portfolio have adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the investment sub-adviser and adopted the proxy voting policies and procedures of the investment sub-adviser (the “Policies”). The Trustees will review the Fund’s and Portfolio’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. For a copy of the Fund Policy and investment sub-adviser Policies, see Appendix D and Appendix E, respectively. Information on how the Fund and Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services. The investment adviser manages the investments and affairs of the Portfolio and provides related office facilities and personnel subject to the supervision of the Portfolio’s Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio’s assets will be held uninvested. The Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the investment adviser’s organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation paid to the investment adviser on average daily net assets up to $500 million, see the prospectus. On net assets of $500 million and over the annual fee is reduced and the advisory fee for each Portfolio is computed as follows:

Annual Fee Rate (for each level)
Average Daily Net Assets for the Month
$500 million but less than $1 billion	0.9375%
$1 billion but less than $2.5 billion	0.8750%
$2.5 billion but less than $5 billion	0.8125%
$5 billion and over	0.7500%

Pursuant to an Investment Sub-Advisory Agreement between BMR and the sub-adviser, BMR pays the following compensation to Eagle Global Advisors, L.L.C. (^“Eagle^”) for providing sub-advisory services to the Portfolio:

Annual Fee Rate
Average Daily Net Assets for the Month	(for each level)
up to $500 million	0.50000%
$500 million but less than $1 billion	0.46875%
$1 billion but less than $2.5 billion	0.43750%
$2.5 billion but less than $5 billion	0.40625%
$5 billion and over	0.37500%

The Investment Advisory Agreement and Investment Sub-Advisory Agreement with an investment adviser or sub-adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the investment adviser or sub-adviser may render services to others. The Agreement also provides that the investment adviser or sub-adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Portfolio Managers. The co-portfolio managers (each referred to as a “portfolio manager”) of the Portfolio are Edward R. Allen, III and Thomas N. Hunt, III. Each portfolio manager manages other investment companies and/or investment accounts in addition to the Portfolio. The following tables show, as of ^March 31, ^2006, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee*
Edward R. Allen, III
	^	^	^	^
Registered Investment Companies	1	$ 93.8	0	$0
	^	^	^	^
Other Pooled Investment Vehicles	1	$ 59.0	0	$0
	^	^	^	^
Other Accounts	628	$902.0	0	$0
Thomas N. Hunt, III
	^	^	^	^
Registered Investment Companies	1	$ 93.8	0	$0
	^	^	^	^
Other Pooled Investment Vehicles	1	$ 59.0	0	$0
	^	^	^	^
Other Accounts	628	$902.0	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

^

The portfolio managers of the Portfolio do not beneficially own shares of the Fund since the Fund has not commenced operations, nor do they own any shares in any Eaton Vance Funds as of December 31, 2005.

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Portfolio’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts he advises. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.

Eagle

Compensation ^Structure. Both of the ^Eagle portfolio managers are founding partners of Eagle. Compensation of Eagle partners has two primary components: (1) a base salary and (2) profit participation based on ownership. Compensation of ^Eagle partners is reviewed primarily on an annual basis. Profit participations are typically paid, near or just after year end.

Method to Determine Compensation. Eagle compensates its partners based primarily on the scale and complexity of their portfolio responsibilities. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. Eagle seeks to compensate partners commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. This is reflected in the partners’ salaries.

Salaries and profit participations are also influenced by the operating performance of Eagle. While the salaries of Eagle’s partners are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance of the firm.

Administrative Services. As indicated in the prospectus, Eaton Vance serves as administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement, Eaton Vance has been engaged to administer the Fund’s affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

Sub-Transfer Agency Services. Eaton Vance also serves as sub-transfer agent for the Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of the Fund: 1) provides call center services to financial intermediaries and shareholders; 2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to the Fund); 3) furnishes an SAI to any shareholder who requests one in writing or by telephone from the Fund; and 4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by the Fund’s transfer agent from fees it receives from the Eaton Vance funds. The Fund will pay a pro rata share of such fee.^

Information About Eagle. Eagle is a Texas limited liability company that has been an investment adviser registered with the SEC since it was founded in 1996. Eagle provides advisory services to institutional clients and high net worth individuals. As of December 31, 2005, Eagle’s assets under management totalled approximately $1^.1 billion. Eagle’s address is 5847 San Felipe, Suite 930, Houston, TX 77057.

Information About BMR and Eaton Vance. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. (“EV”) serves as trustee of BMR and Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation (“EVC”), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., Ann E. Berman, John G.L. Cabot, Leo I. Higdon, Jr., Vincent M. O’^Reilly, Dorothy E. Puhy and Winthrop H. Smith, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Cynthia J. Clemson, Alan R. Dynner, Michael R. Mach, Robert B. MacIntosh, Thomas M. Metzold, Scott H. Page, Duncan W. Richardson, G. ^West Saltonstall, Judith A. Saryan, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under “Management and Organization,” all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics. The investment adviser, sub-adviser, principal underwriter, and the Fund and the Portfolio have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Portfolio) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

Expenses. The Fund and Portfolio is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses. The only expenses of the Fund allocated to a particular class are those incurred under the Distribution ^Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

OTHER SERVICE PROVIDERS

Principal Underwriter. Eaton Vance Distributors, Inc. (“EVD”), The Eaton Vance Building, 255 State Street, Boston, MA 02109, is the principal underwriter of the Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to ^Class A and Class C shares is renewable annually by the Trust’s Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days’ notice either by such Trustees or by vote of a majority of the outstanding Class A and Class C shares or on six months’ notice by the principal underwriter and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class I shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months’ notice by either party and is automatically terminated upon assignment. The principal underwriter distributes shares on a “best efforts” basis under which it is required to take and pay for only such shares as may be sold. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director and Mr. Dynner is a Vice President, Secretary and Clerk of EVD. EVD also serves as placement agent for the Portfolio.

Custodian. Investors Bank & Trust Company (“IBT“), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund and Portfolio. IBT has custody of all cash and securities representing the Fund’s interest in the Portfolio, has custody of the Portfolio’s assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio’s investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust and the Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance’s opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of the Fund and Portfolio, providing audit services^, and assistance and consultation with respect to the preparation of filings with the SEC.

Transfer Agent. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for the Fund.

CALCULATION OF NET ASSET VALUE

The net asset value of the Portfolio is computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. The Fund and Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the “Exchange”) is open for trading (“Portfolio Business Day”) as of the close of regular trading on the Exchange (the “Portfolio Valuation Time”). The value of each investor’s interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor’s share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor’s percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the

Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Portfolio for the current Portfolio Business Day.

The Trustees of the Portfolio have established the following procedures for the fair valuation of the Portfolio’s assets under normal market conditions. Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities ^are acquired with a remaining maturity of more than 60 days, ^they will be ^valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service.

Foreign securities and currencies held by the Portfolio are valued in U.S. dollars, as calculated by the custodian based on foreign currency exchange quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. As described in the prospectus, valuations of foreign securities may be adjusted from prices in effect at the close of trading on foreign exchanges to more accurately reflect their fair value as of the close of regular trading on the NYSE. In adjusting the value of foreign equity securities, the Portfolio may rely on an independent fair valuation service. Investments held by the Portfolio for which valuations or market quotations are ^not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and other information ^including, in the case of restricted securities, the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

PURCHASING AND REDEEMING SHARES

Additional Information About Purchases. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. Shares of the Fund are sold at the offering price, which is the net asset value plus the initial sales charge, if any. The Fund receives the net asset value. The principal underwriter receives the sales charge, all or a portion of which may be reallowed to the investment dealers responsible for selling Fund shares. The sales charge table in the prospectus is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See “Sales Charges”.

In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than ^the minimum investment amount on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below. The minimum initial investment amount is also waived for officers and employees of the ^Fund’s custodian and transfer agent.

Suspension of Sales. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust’s management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class A and Class C Distribution Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder’s ability to redeem shares.

Additional Information About Redemptions. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days’ written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn from the Portfolio. The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

Systematic Withdrawal Plan. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

SALES CHARGES

Dealer Commissions. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Purchases at Net Asset Value. Class A and Class I shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers and sub-advisers of Eaton Vance sponsored funds; and to such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts. Minimum investment amounts are waived for the foregoing persons. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides investment services, such as management, brokerage and custody, (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or ^similar ongoing fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and “rabbi trusts”, and (4) to officers and employees of the ^Fund’s custodian and transfer agent. Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

Statement of Intention. If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge. Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

Right of Accumulation. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Exchange Privilege. Exchanges may be made into the same class of another Eaton Vance fund.

Tax-Deferred Retirement Plans. Fund shares are available for purchase in connection with certain tax-deferred retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consulting with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

Distribution ^Plans

The Trust has in effect a ^compensation-type Distribution Plan (the “Class A Plan”) for Class A shares ^pursuant to ^ Rule 12b-1 under the 1940 Act^. The ^Class A Plan ^is designed to (i) finance activities which are primarily intended to result in the distribution and sales of ^Class A shares and to make payments in connection with the distribution of such shares and (ii) pay service ^fees for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other ^persons. The distribution and service fees payable under the Class A Plan shall not ^exceed 0.25% of ^the average daily net assets attributable to Class A shares for any fiscal year. Class A distribution and service fees are paid quarterly in arrears. For the distribution and service fees paid by Class A shares, see Appendix A.

The Trust also has in effect a compensation-type Distribution Plan (the “Class C Plan“) pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class C shares. On each sale of shares (excluding reinvestment of distributions) Class C will pay the principal underwriter amounts representing (i) sales commissions equal to 6.25% of the amount received by the Fund for each Class C share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called “uncovered distribution charges”. The Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses

(such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 0.75% of the purchase price of Class C shares, and an up-front service fee of 0.25% on Class C shares. Distribution fees paid by the Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class. Whenever there are no outstanding uncovered distribution charges of the Class, the Class discontinues payment of distribution fees.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of the Fund’s assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of the Class C Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plan and from CDSCs have exceeded the total expenses incurred in distributing Class C shares. Because payments to the principal underwriter under the Class C Plan are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B.

The Class C Plan also authorizes the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix B.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the “Plan Trustees”) and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on February 13, 2006. The Trustees of the Trust who are “interested” persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

PERFORMANCE

Performance Calculations. Average annual total return before deduction of taxes (“pre-tax return”) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions ^

at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A, Appendix B and Appendix C.

In addition to the foregoing total return figures, the Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes. The Fund’s performance may differ from that of other investors in the Portfolio, including other investment companies.

Disclosure of Portfolio Holdings and Related Information. The Board of Trustees has adopted policies and procedures (the “Policies”) with respect to the disclosure of information about portfolio holdings of the Fund. Pursuant to the Policies, information about portfolio holdings of the Fund may not be disclosed to any party except as follows:

  Disclosure made in filings with the SEC and posted on the Eaton Vance website: In accordance with rules established by the SEC, the Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund’s complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q (which includes a list of the Portfolio’s holdings) are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Generally within five business days of filing with the SEC, the Fund’s portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance’s website at www.eatonvance.com and are available upon request at no ^cost by contacting Eaton Vance at 1-800-225-6265. The Fund also will post a complete list of its portfolio holdings (including the Portfolio’s holdings) as of each calendar quarter end on the Eaton Vance website within 60 days of calendar quarter-end.
  Disclosure of certain Portfolio characteristics: The Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of the most recent calendar quarter end on the Eaton Vance website approximately ten business days after the calendar quarter end. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265.
  Confidential disclosure for a legitimate Fund purpose: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of the Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. The Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of the Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the ^arrangement. Such persons may include securities lending ^agents or counterparties, credit rating ^agencies (such as Moody’s Investor Services, Inc. and Standard & Poor’s Ratings Group), statistical ratings ^agencies (such as Morningstar, Inc.), analytical service providers engaged by the investment ^adviser (such as Advent, Bloomberg L.P., Evare, Factset and The Yield Book, Inc.), proxy evaluation vendors, pricing services, translation ^services, lenders under Fund credit facilities (such as Citibank, N.A.) and, for purposes of facilitating portfolio transactions, investment dealers and other intermediaries (such as national and regional municipal bond dealers and mortgage-backed securities dealers).  Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of the Fund’s Board of Trustees.

The Fund, the investment adviser, sub-adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning the Fund’s portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer (“CCO”) of the Fund. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders.

In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of the Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between the Fund’s shareholders and its investment adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by the Portfolio. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. If the Fund qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund intends to qualify as a RIC for its fiscal year ending October 31, 2006.

Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. For federal income tax purposes, the Portfolio intends to be treated as a partnership that is not a “publicly traded partnership” and, as a result, will not be subject to federal income tax. The Fund, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its share of such Portfolio’s income, gains, losses, deductions and credits, without regard to whether it has received any distributions from such Portfolio. The Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio’s net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio and (ii) will be entitled to the gross income of the Portfolio attributable to such share.

In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. If a Fund fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts. Under current law, provided that the Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts. ^

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

For the taxable years beginning on or before December 31, ^2010, ^“qualified dividend income^” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends allocated by the Portfolio to the Fund and received by a Fund shareholder to be qualified dividend income, the Portfolio must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Portfolio or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock,

91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund’s shares. In any event, if the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term ^“gross income^” is the excess of net short-term capital gain over net long-term capital loss.

The Portfolio’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

In general, gain or loss on a short sale is recognized when the Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situtations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by the Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Portfolio for more than one year. In general, the Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investments in “passive foreign investment companies” could subject the Portfolio to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a “qualified electing fund”.

If more than 50% of the Portfolio’s assets at year end consists of the debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. If the election is made, shareholders will include in gross income from foreign sources their pro rata share of such taxes. In particular, the Fund must own the dividend-paying stock for more than 15 days during the ^31-day period beginning 15 days prior to the ^ex-dividend date. Likewise, shareholders must hold their Fund shares (without protection from risk or loss) on the ex-dividend date and for at least 15 additional days during the ^31-day period ^beginning 15 days prior to the ex-dividend date to be eligible to claim the foreign tax with respect to a given dividend. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code (including a holding period requirement applied at both the Fund and shareholder level), as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize deductions on their federal income tax returns may claim a credit (but no deduction) for such taxes. Individual shareholders subject to the alternative minimum tax ("AMT") may not deduct such taxes for AMT purposes.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under

^“wash sale” rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of Fund shares (or shares of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

^

Until December 31, 2007, if the Fund makes a distribution to a foreign shareholder that is attributable to interests in U.S. real property or in corporations for which direct or indirect interests in U.S. real property exceed certain levels and if such foreign shareholder owned more than 5% of the Fund’s outstanding shares at any time during the preceding one year, the distribution will be subject to a 35% withholding tax and will obligate such foreign shareholder to file a U.S. tax return. If a foreign person who owned more than 5% of the Fund’s outstanding shares at any time during the preceding one year redeems shares of the Fund within the 30 days prior to an ex-dividend date of a distribution subject to the 35% tax and within 30 days before or after the ex-dividend date acquires or contracts to acquire a substantially identical interest in the Fund, such foreign person may be subject to the 35% tax and a U.S. filing requirement. After December 31, 2007, these rules apply only to Fund distributions attributable to distributions received by the Fund from real estate investment trusts.

If the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Fund could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the foreign person has not held more than 5% of the Fund’s outstanding outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years. It is not expected that a significant portion of the Fund’s distributions will be attributable to gains from sale or exchange of USRPIs.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service (the “IRS”) as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual’s TIN is generally his or her social security number.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. ^

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions.

Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the federal, state, local, and, where applicable, foreign tax consequences of investing in the Fund.

PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the investment adviser or sub-adviser of the Portfolio (each referred to herein as the "investment adviser"). The Portfolio is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm’s services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for the Portfolio. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser’s clients in part for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities (“Research Services”) from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer (“Third Party Research Services”). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the investment adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for

Third Party Research Services received by the investment adviser. For example, an investment adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the investment adviser is referred to herein as the “Third Party Research Services Payment Ratio.”

Consistent with the foregoing practices, the investment adviser receives Research Services from many broker-dealer firms with which the investment adviser places transactions and may receive them from third parties with which these broker-dealers have arrangements. The Portfolio and the investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the investment adviser in connection with its investment responsibilities.

Research Services received by the investment adviser may include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In the event that the investment adviser executes Portfolio securities transactions with a broker-dealer on or after May 1, 2004 and the associated commission is consideration for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by the Portfolio by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services (“Proprietary Research Services”). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Portfolio will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

FINANCIAL STATEMENTS

There are no financial statements of the Fund because as of the date of this SAI, the Fund had not commenced operations. The audited financial statements of, and the report of the independent registered public accounting firm for, the Portfolio appear herein.

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

FINANCIAL STATEMENTS International Equity Portfolio Statement of Assets and Liabilities As of March 3, 2006

Assets:
Cash	$104,010
Total assets	$104,010

Liabilities:
Accrued organization costs	$ ^4,000
Total liabilities	$ ^ 4,000
Net Assets	^$100,010

Statement of Operations Period from February 13, 2006 (date of organization) through March 3, 2006

Investment Income	^$ –
Expenses:
Organization costs	^$ 4,000
Net expenses	^$ 4,000
Net investment loss	^$ (4,000)

NOTES:

(1) International Equity Portfolio (the “Portfolio”) was organized as a New York Trust on February 13, 2006 and has been inactive since that date, except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of interests therein at the purchase price of $104,000 to Boston Management and Research (“BMR”) and the sale of an interest therein at the purchase price of $10 to Eaton Vance Management (the “Initial Interests”).

(2) The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expense during the reporting period. Actual results could differ from those estimated.

(3) At 4:00 PM, New York City time, on each business day of the Portfolio, the value of an investor’s interest in the Portfolio is equal to the product of (i) the aggregate net assets of the Portfolio multiplied by (ii) the percentage representing that investor’s share of the aggregate interest in the Portfolio effective for that day.

(4) The Portfolio has entered into an investment advisory agreement with BMR under which the fee is computed at the annual rate of 1.00% of the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced. The fee is payable monthly.

(5) The Portfolio’s investment objective is to achieve total return. The Portfolio invests in a diversified portfolio of common stocks, consisting primarily of common stocks of companies domiciled in countries represented in the Morgan Stanley Capital International Europe, Australasia, Far East Index (“EAFE”) Index. The EAFE Index is an unmanaged index of approximately 1,000 companies located in twenty countries.

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of International Equity Portfolio:

We have audited the accompanying statement of assets and liabilities of International Equity Portfolio (a New York trust) (the “Portfolio”) as of March 3, 2006 and the related statement of operations for the period from the date of organization, February 13, 2006, through March 3, 2006. These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial ^statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of International Equity Portfolio as of March 3, 2006 and the results of its operations for the period from February 13, 2006 (date of organization) through March 3, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP Boston, Massachusetts March 6, 2006

APPENDIX A

Class A Fees, Performance & Ownership

As of the date of this SAI, this Class of the Fund had not yet commenced operations so there is no fee or performance information.

Control Persons and Principal Holders of Securities. At May 30, 2006, Eaton Vance owned ^all of the shares of this Class of the Fund, being the only shares of this Class of the Fund outstanding as of such date.

APPENDIX B

Class C Fees, Performance & Ownership

As of the date of this SAI, this Class of the Fund had not yet commenced operations so there is no fee or performance information.

Control Persons and Principal Holders of Securities. At May 30, 2006, Eaton Vance owned ^all of the shares of this Class of the Fund, being the only shares of this Class of the Fund outstanding as of such date.

APPENDIX C

Class I Fees, Performance & Ownership

As of the date of this SAI, this Class of the Fund had not yet commenced operations so there is no fee or performance information.

Control Persons and Principal Holders of Securities. At May 30, 2006, Eaton Vance owned ^all of the shares of this Class of the Fund, being the only shares of this Class of the Fund outstanding as of such date.

APPENDIX D

EATON VANCE FUNDS PROXY VOTING POLICY AND PROCEDURES

I. Overview

The Boards of Trustees (the “Boards”) of the Eaton Vance Funds (the “Funds”) recognize that it is their fiduciary responsibility to actively monitor the Funds’ operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds’ investment strategies and the overall management of the Funds’ investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds’ portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy the term “Fund” shall include a Fund’s underlying portfolio in the case of a master-feeder arrangement and the term “Adviser” shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. Delegation of Proxy Voting Responsibilities

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers’ proxy voting policies and procedures.

III. Delegation of Proxy Voting Disclosure Responsibilities

The Securities and Exchange Commission (the “Commission”) recently enacted certain new reporting requirements for registered investment companies. The Commission’s new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the “Administrator”), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV. Conflicts of Interest

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund’s shareholders and the Fund’s Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s), or a committee or sub-committee of such Board concerning the material conflict.

Once the Adviser notifies the relevant Board(s), committee or sub-committee of the Board, of the material conflict, the Board(s), committee or sub-committee, shall convene a meeting to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter upon request. The Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V. Reports

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser’s proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser’s proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser’s proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds’ disclosure relating to such policies and procedures.

APPENDIX E

EAGLE GLOBAL ADVISORS, L.L.C. PROXY VOTING POLICIES

I. Introduction

Eagle Global Advisors, L.L.C. (the “Adviser”) has each adopted and implemented policies that the Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Adviser’s authority to vote the proxies of its clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policies and Procedures. These proxy policies reflect the Securities and Exchange Commission (“SEC”) requirements governing Adviser and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94 -2 (July 29, 1994).

Overview

The Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, the Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). The Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, the Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Adviser will routinely vote with management), the Adviser will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when they believe the situation warrants such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of the Adviser’s clients) may seek insight from the Adviser’s analysts and portfolio managers on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines rather than hard and fast rules, simply because corporate governance issues are so varied.

Proxy Voting Guidelines

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, the Adviser will utilize these guidelines when voting proxies on behalf of its clients.

A. Election of Board of Directors

The Adviser believes that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Adviser believes that important Board committees (e.g., audit, nominating and compensation committees) should be entirely independent. In general,

  The Adviser will support the election of directors that result in a Board made up of a majority of independent directors.
  The Adviser will support the election for independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.
  The Adviser will hold all directors accountable for the actions of the Board’s committees. For example, the Adviser will consider withholding votes for nominees who have recently approved compensation arrangements that the Adviser deems excessive or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders.

  The Adviser will support efforts to declassify existing Boards, and will vote against proposals by companies to adopt classified Board structures.
  The Adviser will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

B. Approval of Independent Auditors

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Adviser will also consider the reputation of the auditor and any problems that may have arisen in the auditor’s performance of services.

C. Executive Compensation

The Adviser believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, the Adviser is opposed to plans that substantially dilute shareholders’ ownership interests in the company or have objectionable structural features.

  The Adviser will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.
  The Adviser will generally vote against plans if annual option grants exceed 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact on client shareholdings the Adviser will consider other factors such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator may consult with the relevant analyst(s) or portfolio manager(s), to determine when or if it may be appropriate to exceed these guidelines.

  The Adviser will typically vote against plans that have any of the following structural features:
  Ability to re-price underwater options without shareholder approval.
  The unrestricted ability to issue options with an exercise price below the stock’s current market price.
  Automatic share replenishment (“evergreen”) feature.
  The Adviser is supportive of measures intended to increase long-term stock ownership by executives. These may include:
  Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive’s salary).
  Using restricted stock grants instead of options.

Utilizing phased vesting periods or vesting tied to company specific milestones or stock performance. The Adviser will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

In assessing a company’s executive compensation plan, the Adviser will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

D. Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Adviser opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

  Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Adviser will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.
  The Adviser will vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote.
  The Adviser will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.

  The Adviser will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued, when used as an anti-takeover device. However, such “blank check” preferred stock may be issued for legitimate financing needs and the Adviser may vote for proposals to issue such preferred stock when it believes such circumstances exist.
  The Adviser will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).
  The Adviser will vote against proposals for a separate class of stock with disparate voting rights.
  The Adviser will consider on a case-by-case basis on board approved proposals regarding changes to a company’s capitalization; however, the Adviser will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or another significant corporate event which will be handled on a case-by-case basis), provided that such issuance does not exceed three times the number of currently outstanding shares.

E. State of Incorporation/Offshore Presence

Under ordinary circumstances, the Adviser will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management’s decision has been approved by the board of directors. The Adviser recognizes that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company, including the Adviser’s clients.

F. Environmental/Social Policy Issues

The Adviser believes that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the company’s board of directors. The Adviser recognizes that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Adviser generally supports management on these types of proposals, although they may make exceptions where they believe a proposal has substantial economic implications. The Adviser expects that the companies in which they invest its clients’ assets will act as responsible corporate citizens.

G. Circumstances Under Which The Adviser Will Abstain From Voting

The Adviser will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Adviser. Under certain circumstances, the costs to its clients associated with voting such proxies would far outweigh the benefit derived from exercising the right to vote. In those circumstances, the Adviser will make a case-by-case determination on whether or not to vote such proxies. In the case of countries which required so-called “share blocking,” the Adviser may also abstain from voting. The Adviser will not seek to vote proxies on behalf of its clients unless it has agreed to take on that responsibility on behalf of a client. Finally, the Adviser may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its client. The policy for resolution of such conflicts is described below in Section V.

Recordkeeping

The Adviser will maintain records relating to the proxies they vote on behalf of its clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

A copy of the Adviser’s proxy voting policies and procedures;
Proxy statements received regarding client securities (if such proxies are available on the SEC’s EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Adviser, the Adviser does not need to retain a separate copy of the proxy statement);
A record of each vote cast*;
A copy of any document created by the Adviser that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
Each written client request for proxy voting records and the Adviser’s written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Adviser for two years after they are created.

Identification and Resolution of Conflicts with Clients

As fiduciaries to its clients, the Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Adviser are able to identify potential conflicts of interest, the Adviser will take the following steps:

  Quarterly, the Proxy Administrator will compile a list of significant clients or prospective clients of the Adviser (the “Conflicted Companies”). A Conflicted Company is a company/client that makes up more than 10% of the Advisors revenue or a company where the Advisors is also a finalist for new business that makes up more than 10% of the Advisors revenue.
  The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Eaton Vance Chief Legal Officer and the Chief Equity Investment Officer.

*A record of all proxy statements with respect to securities held in client portfolios with respect to which the Company has agreed to vote proxies shall be maintained in the form of copies and an EXCEL (or similar) spreadsheet. Hard copies of the proxy statements shall not be maintained in Company files; instead, the Company shall rely on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system. The person responsible for voting proxies shall maintain a record detailing for each company- in the form of copies and an EXCEL (or similar) spreadsheet containing the following information for each matter relating to a portfolio security considered at any shareholder meeting with respect to which the client is entitled to vote:

a.	The name of the issuer of the portfolio security;

b.	The exchange ticker symbol of the portfolio security;

c.	Whether the registrant cast its vote for or against management.

The Eaton Vance Chief Legal Officer and Chief Equity Investment Officer will then determine if a conflict of interest exists between the relevant Adviser and its client. If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

  If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the “Policies”), he will (i) inform the Eaton Vance Chief Legal Officer and Chief Equity Investment Officer (or their designees) of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.
  If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Adviser will seek instruction on how the proxy should be voted from:
  The client, in the case of an individual or corporate client;
  In the case of a Fund its board of directors, or any committee identified by the board; or
  The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Adviser’s clients’ securities holdings in the Conflicted Company, the Adviser may vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.